                        SEMIANNUAL REPORT / APRIL 30 2000

                           AIM GLOBAL HEALTH CARE FUND

                                  [COVER IMAGE]



                             [AIM LOGO APPEARS HERE]
                            --Registered Trademark--

                                [ COVER IMAGE ]

                     -------------------------------------

                       BASKET OF APPLES BY JOHN S. BUNKER

              FRESH FRUIT IS FREQUENTLY ASSOCIATED WITH HEALTH AND

              WELL-BEING. USING A DISCIPLINED INVESTMENT APPROACH,

            AIM GLOBAL HEALTH CARE FUND SEEKS TO INVEST IN COMPANIES

              THAT BRING TO THE MARKETPLACE PRODUCTS AND SERVICES

                 DESIGNED TO COMBAT DISEASE AND PROMOTE HEALTH.

                     -------------------------------------

AIM Global Health Care Fund is for shareholders seeking long-term growth of capital by investing in companies around the world involved in health-care activities or in the design, manufacture or sale of products and services used in connection with health care or medicine.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Health Care Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its return is attributable to its investment in IPOs, which have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.
o Investing in a single-sector mutual fund involves greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged Lipper Health and Biotechnology Fund Index represents an average of the 10 largest health and biotechnology funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged MSCI All Country (AC) World Index is a group of global securities traded on more than 50 markets in developed and emerging countries tracked by Morgan Stanley Capital International.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/00, including sales charges

================================================================================
CLASS A SHARES

10 years                              13.95%

5 years                               16.60

1 year                                -1.23*

*3.70% excluding sales charges

CLASS B SHARES

Inception (4/1/93)                    15.84%

5 years                               16.94

1 year                                -1.48*

*3.17% excluding CDSC

CLASS C SHARES

Inception (3/1/99)                     8.69%

1 year                                 2.28

*3.21% excluding CDSC
================================================================================

In addition to the above returns, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/00, the most recent calendar quarter-end, which were: Class A shares, one year, -2.30%; five years, 16.26%; 10 years, 14.08%. Class B shares, one year, -2.57%; five years, 16.59%; inception (4/4/93), 16.22%. Class C shares, one year, 1.15%; inception (3/1/99), 10.50%.

Past performance cannot guarantee comparable future results.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


                           AIM GLOBAL HEALTH CARE FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    When we started AIM in 1976, we had only a table, two
   [PHOTO OF        chairs and a telephone. At the time, Bob Graham, Gary Crum
   Charles T.       and I had the idea of creating a mutual fund company that
     Bauer,         put people first. Our slogan, "people are the product,"
  Chairman of       means that people--our employees and our investors--are our
  the Board of      company.
    THE FUND            Almost a quarter-century later, we've grown to more than
 APPEARS HERE]      seven million investors, $176 billion in assets under
                    management and 53 retail funds. Over that time, the industry
   [PHOTO OF        as a whole has grown from $51 billion in assets to more than
   Robert H.        $7 trillion today. I never dreamed we would see such
     Graham         phenomenal growth. You are the main reason for our success,
 APPEARS HERE]      and I want you to know how much I appreciate your loyalty
                    and trust over the past 24 years.
                        Usually in this letter I review market activity during
                    the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
    I'm also very proud of our team of employees, now more than 2,300 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past six months and their outlook for the coming months. We trust you will find their comments helpful.
    If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.


                          AIM GLOBAL HEALTH CARE FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


VOLATILITY SPURS MOTION SICKNESS
IN HEALTH-CARE STOCKS


HOW DID AIM GLOBAL HEALTH CARE FUND PERFORM DURING THE REPORTING PERIOD?
For the six-month period ended April 30, 2000, the fund's Class A, Class B and Class C shares posted returns of 8.23%, 7.93% and 7.98%, respectively. (These returns are at net asset value, which does not include sales charges.) These returns were nearly in line with the MSCI AC World Index, which had a return of 8.07% for the reporting period.
    Comparatively, the Lipper Health and Biotechnology Fund Index had a return of 18.66% for the reporting period. This Lipper index contains mutual funds that invest solely in biotechnology, which was the best-performing industry within the health-care sector for the reporting period. Because AIM Global Health Care Fund is a more diversified fund, it underperformed the Lipper index.

WHAT WAS THE MARKET ENVIRONMENT LIKE OVER THE PAST SIX MONTHS?
After an almost uninterrupted rise through the final months of 1999, stocks began hitting air pockets early in 2000. The large-company-driven Dow hit its all-time high in mid-January. But a variety of factors converged to shake market confidence and led to unusual volatility in March and April, including continued robust U.S. economic growth, fears of rising interest rates and early indications of increasing inflation pressures. The unpredictability of the markets proved quite unsettling to many investors.
    For all the headline-making one-day dips and dives among various benchmarks, it's worth noting that the most widely reported stock indexes all gained during the six months covered by this report. A great deal of the market's volatility was confined to some very high-flying tech stocks that saw their values plummet in the tech shakeout late in the reporting period. For the most part, company earnings reports continued to be positive for the first quarter of 2000 across a broad array of industries, from banks and health care to energy and certain technologies.

HOW DID THE MARKET ENVIRONMENT AFFECT THE FUND?
The health-care sector has been working its way back from performance that has been hurt by a number of factors. Pharmaceutical stocks continue to be largely out of favor. Earnings growth for these companies has been robust during the past couple of years as many new drugs were brought to market. But these stocks have suffered from concerns about possible fallout should a Medicare drug benefit be enacted, as well as the expiration of some major drug patents. We significantly reduced our weighting in pharmaceuticals to take advantage of better-performing health-care companies in other industries.
    Managed-care companies (HMOs) have seen rising costs squeeze their profit margins in recent years. Even though some of these companies are beginning to see a turnaround in their earnings, we reduced our weighting in this industry because these stocks may continue to see downward pressure from rising health-care costs and impending litigation.
    The most volatile segment of the health-care sector of late has been biotechnology. Biotech stocks had a major run-up during the first quarter of 2000 that was fueled by speculation over genomics (see below). However, these stocks have also been quite susceptible to uncertainty about their long-term prospects, which has had a negative effect on them.
    While we increased our biotech weighting from more than 9% to about 16% over the past six months, we continue to position the fund as a general health-care fund and not a specialty biotech fund. We have been careful to invest in biotech companies that sport real earnings and not just the potential for earnings. Our diversification across health-care industries may help us in times of market volatility, particularly given the capricious nature of biotech stocks in recent weeks.

THE POTENTIAL OF BIOTECHNOLOGY
Biotechnology is the use of data and methods of engineering and technology for the study of and solution to problems relating to living things. Of particular interest to scientists and investors alike is genomics, which is the decoding of the human genome. ("Genome" refers to the total number of genes in the human body--about 100,000.)
    An international coalition of scientists called the Human Genome Project has been trying for the past decade to learn how our genes function and cause diseases. With this information, scientists hope they will be able to develop new drugs to prevent and cure hundreds of diseases like Alzheimer's, heart disease and cancer. Many of today's blockbuster medicines are monoclonal antibodies, which hunt down diseased cells and disable them. These drugs have the potential to treat an enormous range of diseases with fewer side effects than traditional medicines.
    While many analysts concede that genomics and other new technologies promise to revolutionize medicine and the treatment of chronic diseases, they also caution that the techniques are still largely untested and the payoff could be many years away. If genomics companies are going to succeed and justify their sometimes sky-high market valuations, they will need to show that they can deliver safe, effective drugs.

          See important fund and index disclosures inside front cover.

                           AIM GLOBAL HEALTH CARE FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

WHAT ARE SOME COMPANIES YOU HAVE FAVORED?
We have increased our medical products and supplies holdings because these companies continue to benefit from the needs of aging baby boomers. Baxter International, a leading medical-technology manufacturer and fund holding, makes blood and circulatory products like heart-monitor catheters. The company's product development has focused on such things as devices for minimally invasive heart surgeries.
    Related fund holdings include Guidant and Bausch & Lomb. Guidant, which manufactures cardiovascular therapeutic devices, has seen gains in its share of the market for stents, which are used to open blocked arteries. Bausch & Lomb, probably best known for its contact lenses, also makes ophthalmic surgical equipment.
    Our top biotech holding is Genzyme. The company has developed a strategy of buying companies that can contribute to its in-house development of specialized biopharmaceutical products. This has helped Genzyme become a rarity--a biotech company with real earnings.

HOW IS THE HEALTH-CARE SECTOR TAKING ADVANTAGE OF TECHNOLOGY?
Advances in medical equipment used for research, diagnosis and treatment have been a boon for companies that make scientific and medical instruments and their components. Fund holding Varian Semiconductor Equipment Associates manufactures a system used to make semiconductors, which are a vital component of the electronic and computer-driven instruments produced by its two sister companies, fund holdings Varian and Varian Medical Systems. Varian is a leading manufacturer of medical research instruments, while Varian Medical Systems produces and markets numerous types of x-ray and oncology products used primarily for cancer treatment.
    Hospitals are starting to turn to e-commerce to help them overhaul their medical supply chain. In the current system, hospitals have to go through a convoluted network of catalogs and phone calls to order supplies. Fund holdings Columbia/HCA Healthcare and Tenet Healthcare, two of the country's largest publicly traded hospitals, announced plans to back developing electronic marketplaces for placing orders online. Faced with increasing pressure to cut costs without sacrificing patient care, hospitals hope such new ventures will eliminate unnecessary purchases and streamline the supply chain, which could also save money.

WHAT IS YOUR NEAR-TERM OUTLOOK?
Health-care stocks are driven by relative earnings growth, and the outlook for earnings growth in health care is fairly stable. Mergers and improving fundamentals on the health-care services side especially may help the sector as a whole. If the growth rate of the broader market slows, health-care stocks could generate strong relative returns. Regardless of market trends, we will continue to invest in companies that have real earnings and room to grow.

PORTFOLIO COMPOSITION

As of 4/30/00, based on total net assets

[ARTWORK]

=======================================================================================================================
TOP 10 EQUITY HOLDINGS                                          TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------------------
 1.  Warner-Lambert Co.                                7.42%     1. Health Care (Medical Products & Services)    23.44%
 2.  AmeriSource Health Corp.-Class A                  6.73      2. Biotechnology                                16.36
 3.  Genzyme Corp.                                     5.30      3. Health Care (Hospital Management)            10.19
 4.  Amgen, Inc.                                       4.86      4. Health Care (Diversified)                     7.68
 5.  Pall Corp.                                        3.90      5. Health Care (Managed Care)                    7.11
 6.  Guidant Corp.                                     3.74      6. Distributors (Food & Health)                  7.05
 7.  Varian Semiconductor Equipment Associates, Inc.   3.61      7. Electronics (Instrumentation)                 5.68
 8.  Bausch & Lomb, Inc.                               3.61      8. Health Care (Drugs-Generic & Other)           5.62
 9.  Baxter International, Inc.                        3.54      9. Manufacturing (Specialized)                   3.90
10.  Health Management Associates, Inc.-Class A        2.94     10. Insurance (Multi-Line)                        2.60

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=======================================================================================================================

          See important fund and index disclosures inside front cover.

                           AIM GLOBAL HEALTH CARE FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION

PROTECT YOUR NEST EGG WITH
FOUR TAX-TRIMMING STRATEGIES

Are taxes pecking away at your nest egg? There are ways to protect the funds you've carefully set aside for your life's goals--retirement, college for your children and grandchildren, a house or a dream vacation.

IRAS: DEFER, DEDUCT TAXES
One of the best ways to protect your income (and maybe even receive a tax deduction) is to contribute to a Traditional or Roth IRA. Setting up and managing an IRA is simple. For more information, please ask your financial consultant or visit AIM's Web site at www.aimfunds.com.
    To be eligible to make a Traditional IRA contribution, you must be under 70 1/2 and have earned income, or be a non-working spouse.
    If you don't have a pension plan at work, you can deduct up to $2,000 for the maximum allowable yearly IRA contribution. If you're covered by a plan at work, you may still qualify for a full or partial deduction. A married couple with one wage-earner can contribute up to $4,000 (up to $2,000 each) in two IRA accounts. This can help cut your tax bill significantly. For example, if you're in the 15% tax bracket, putting that $4,000 into IRAs can save you $600 in taxes. Even if your contribution is not tax-deductible, it still may be worthwhile to invest in an IRA. Contributions to Traditional IRAs grow tax-deferred until withdrawn.
    The Roth IRA provides another option for individuals with earned income below $110,000 for single filers ($160,000 for couples filing jointly). With a Roth IRA, you make after-tax contributions to your account. Withdrawals from the account are tax-free if the account has been open five years and one of the following conditions applies:

o   The account holder is at least 59 1/2;
o The account holder is buying a home for the first time ($10,000 lifetime maximum);
o   The account holder has become disabled; or
o The account holder has died. AIM's Website (www.aimfunds.com) offers a Roth IRA Analyzer and a Roth Rollover Calculator.

    Another IRA option allows you to save for a child's college education. The Education IRA allows you to contribute $500 after-tax dollars each year to a special account set up in a child's name.

EMPLOYER PLANS OFFER TAX HELP
Other ways of reducing your tax bill include putting some of your earnings in retirement plans that may be offered by your employer. These include the popular 401(k) plans and 403(b) plans. The 403(b) plans are specifically for employees of public educational institutions such as school systems, universities and medical schools, plus members of 501(c)3 organizations, such as museums, research foundations and religious institutions.

THE EARLY BIRD MAY HATCH THE BIGGEST EGG
Whether you're contributing to an IRA or any other investment, the earlier you start, the better. The reason is simple: compounding. Reinvesting your distributions allows your earnings to grow over time. Here are some examples:

o STARTING AT 25, SUSAN CONTRIBUTED $2,000 A YEAR to her IRA for 10 years--a total of $20,000--and then allowed the investment to accrue until she turned
    65. She ended up with $611,815 for her retirement.
o BILL STARTED INVESTING AT 35. He contributed $2,000 a year to his IRA for 15 years--a total of $30,000--and then allowed the investment to accrue until he turned 65. He had $291,987 for retirement.
o KATE WAITED UNTIL SHE WAS 45 TO START INVESTING FOR RETIREMENT. She contributed $2,000 a year to her IRA for 20 years--a total of $40,000--and ended up with only $126,005.

    Even though Susan initially contributed the least amount of money to her IRA for the shortest period of time, she ended up with more money at retirement than Bill or Kate because of the power of compounding over time.

Please keep in mind that this is a hypothetical example and not indicative of the performance of any investment, IRA or AIM fund. Results are based on an average annual total return of 10%. Your actual return is not likely to be constant from year to year, and there is no guarantee that a specific rate of return will be achieved. Towers Data Systems HYPO--Registered Trademark--.

                                   [GRAPHIC]
                                   [ARTWORK]

                           AIM GLOBAL HEALTH CARE FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION

    Contributing to one of these plans can reduce the portion of your income that is subject to federal taxes. For example, if you make $55,000 annually and contribute $5,000 of that to your employer-sponsored retirement plan, you will reduce your taxable income by $5,000. In addition, your employer may match part of your contributions, adding extra impact.

ANNUITIES: ANOTHER OPTION
Have you contributed the maximum amount to your retirement plan? If so, annuities offer another way to grow assets tax-deferred. Offered by life-insurance companies, annuities allow you to contribute as much and as often as you like. The larger your annual investments, the more you benefit from tax-deferred compounding. And an annuity includes a guaranteed benefit in case of your death.
    NOTE: With Traditional IRAs, annuities, employer-sponsored plans and payment of taxes on the growth of your investment is deferred until you with draw it after retirement. At that point income taxes become due, but you could be in a lower tax bracket. There may be tax penalties for withdrawals made before 59 1/2.

MUNI BONDS: DELETING TAXES
Municipal-bond funds generally are exempt from federal income taxes. If you think they're just for the very wealthy, you may want to reconsider. If you are in the 28% tax bracket or above, municipal-bond funds may have a place in your portfolio. They can provide you with a steady stream of current income.
    When you take into consideration the federal tax-exempt status of municipal bonds--and the mutual funds that invest in them--their yields are compelling. The chart below shows how tax-exempt yields compare with taxable-equivalent yields.
    To find out whether tax-exempt investing would work for you, discuss the issue with your financial advisor and your tax advisor. They can help you choose investments that suit your risk tolerance, financial goals and current circumstances.

IS TAX-EXEMPT INVESTING
FOR YOU?
Tax-exempt investing isn't just for the wealthy. Ask yourself these questions:

o   Has your federal income-tax bill gone up in the past few years?
o   Do your investments provide a significant amount of your income?
o   Do you depend on income from investments to cover current expenses?
o Are you reinvesting your distributions for long-term growth and paying taxes on those distributions?
o Do you contribute the maximum possible to retirement plans offered by your employer?

If you answered yes to any of these questions, ask your financial consultant about tax-exempt investing.

COMPARING YIELDS SHOWS
APPEAL OF TAX-EXEMPT INVESTING
Depending on your income bracket, a tax-exempt bond fund may be more advantageous than a taxable fund. The table shows how the yield on a tax-exempt investment can be as attractive as a higher yielding taxable investment.
    Suppose, for example, you are in the 28% tax bracket and you invest in a municipal bond fund with a 5% yield. A fund that is subject to federal income taxes would have to have a yield of at least 6.9% to be competitive, as demonstrated in this chart.

TAX-EXEMPT VS. TAXABLE-EQUIVALENT YIELD
at 1999 Federal Income Tax Rates*

================================================================================
                  MARGINAL      TAX EXEMPT YIELD
TAXABLE INCOME    INCOME       5%     6%       7%
(JOINT RETURN)    TAX RATE   TAXABLE-EQUIVALENT YIELD
--------------------------------------------------------------------------------
$0-$43,050            15%    5.9%    7.1%      8.2%

$43,051-$104,050      28     6.9     8.3       9.7

$104,051-$158,550     31     7.2     8.7      10.1

$158,551-$283,150     36     7.8     9.4      10.9

MORE THAN $283,150  39.6     8.3     9.9      11.6

Chart is for illustrative purposes only and is not intended to project performance of any AIM fund.
*A portion of distributions from a federally tax-exempt investment may be subject to state income taxes or the alternative minimum tax.
================================================================================

                          AIM GLOBAL HEALTH CARE FUND

SCHEDULE OF INVESTMENTS

April 30, 2000
(Unaudited)

                                                     MARKET
                                       SHARES        VALUE
DOMESTIC COMMON STOCKS-91.72%

BIOTECHNOLOGY-16.36%

Amgen Inc.(a)                           400,000   $ 22,400,000
--------------------------------------------------------------
Enzon, Inc.(a)                           16,000      1,352,920
--------------------------------------------------------------
Genzyme Corp.(a)                        500,000     24,406,250
--------------------------------------------------------------
Guilford Pharmaceuticals, Inc.(a)       460,000      7,992,500
--------------------------------------------------------------
Lexicon Genetics Inc.(a)                142,400      1,388,400
--------------------------------------------------------------
PathoGenesis Corp.(a)                    80,000      1,700,000
--------------------------------------------------------------
SuperGen, Inc.(a)                       227,200      7,526,000
--------------------------------------------------------------
Texas Biotechnology Corp.(a)            700,000      8,575,000
--------------------------------------------------------------
                                                    75,341,070
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-1.43%

HealthStream, Inc.(a)                   650,000      6,581,250
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-7.05%

AmeriSource Health Corp.-Class A(a)   1,550,000     31,000,000
--------------------------------------------------------------
Owens & Minor, Inc. Holding Co.         120,000      1,440,000
--------------------------------------------------------------
                                                    32,440,000
--------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-5.68%

Varian Inc.(a)                          263,000      9,566,625
--------------------------------------------------------------
Varian Semiconductor Equipment
  Associates, Inc.(a)                   247,000     16,610,750
--------------------------------------------------------------
                                                    26,177,375
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-7.68%

IVAX Corp.(a)                            45,000      1,231,875
--------------------------------------------------------------
Warner-Lambert Co.                      300,000     34,143,750
--------------------------------------------------------------
                                                    35,375,625
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-3.27%

Alpharma, Inc.-Class A                   18,000        695,250
--------------------------------------------------------------
Aradigm Corp.(a)                        550,000      8,834,375
--------------------------------------------------------------
Barr Laboratories, Inc.(a)               20,000        863,750
--------------------------------------------------------------
Biopure Corp.(a)                         33,200        709,650
--------------------------------------------------------------
King Pharmaceuticals, Inc.(a)            20,271      1,000,881
--------------------------------------------------------------
OraPharma, Inc.(a)                      290,000      2,954,375
--------------------------------------------------------------
                                                    15,058,281
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-0.65%

Pharmacia Corp.                          59,750      2,983,766
--------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-10.19%

Columbia/HCA Healthcare Corp.           243,500      6,924,531
--------------------------------------------------------------
Health Management Associates,
  Inc.-Class A(a)                       850,000     13,546,875
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
HEALTH CARE (HOSPITAL MANAGEMENT)-(CONTINUED)

Quorum Health Group, Inc.(a)          1,240,000   $ 13,175,000
--------------------------------------------------------------
Tenet Healthcare Corp.(a)               520,000     13,260,000
--------------------------------------------------------------
                                                    46,906,406
--------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-7.11%

Coventry Health Care, Inc.(a)            82,500        876,562
--------------------------------------------------------------
Trigon Healthcare, Inc.(a)              205,100      7,370,781
--------------------------------------------------------------
UnitedHealth Group Inc.                 190,000     12,670,625
--------------------------------------------------------------
Wellpoint Health Networks, Inc.(a)      160,000     11,800,000
--------------------------------------------------------------
                                                    32,717,968
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-23.44%

Bausch & Lomb Inc.                      275,000     16,603,125
--------------------------------------------------------------
Baxter International, Inc.              250,000     16,281,250
--------------------------------------------------------------
Biosource International, Inc.(a)        100,000        981,250
--------------------------------------------------------------
EndoSonics Corp.(a)(b)                1,125,000      5,132,812
--------------------------------------------------------------
Guidant Corp.(a)                        300,000     17,212,500
--------------------------------------------------------------
Mentor Corp.                            130,000      2,299,375
--------------------------------------------------------------
Minntech Corp.                          205,000      1,742,500
--------------------------------------------------------------
Molecular Biosystems, Inc.(a)           376,900        329,787
--------------------------------------------------------------
ORATEC Interventions, Inc.(a)            50,000      1,703,125
--------------------------------------------------------------
Orthofix International N.V.(a)           20,000        370,000
--------------------------------------------------------------
St. Jude Medical, Inc.(a)               400,000     12,475,000
--------------------------------------------------------------
Sybron International Corp.(a)           390,000     12,138,750
--------------------------------------------------------------
Syncor International Corp.(a)           249,300     10,283,625
--------------------------------------------------------------
Varian Medical Systems, Inc.(a)         260,000     10,400,000
--------------------------------------------------------------
                                                   107,953,099
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-2.01%

Aetna, Inc.                             160,000      9,260,000
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-2.60%

CIGNA Corp.                             150,000     11,962,500
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-3.90%

Pall Corp.                              805,000     17,961,563
--------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.35%

Shared Medical Systems Corp.             39,000      1,616,063
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $350,273,585)                          422,334,966
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-3.16%

FRANCE-0.02%

Sanofi-Synthelabo S.A. (Health
  Care-Drugs-Generic & Other)            3,000        112,042
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
GERMANY-0.39%

Altana A.G. (Health
  Care-Drugs-Generic & Other)            25,000   $  1,795,718
--------------------------------------------------------------

ISRAEL-1.72%

Teva Pharmaceutical Industries
  Ltd.-ADR (Health
  Care-Drugs-Generic & Other)           180,000      7,920,000
--------------------------------------------------------------

JAPAN-0.17%

Banyu Pharmaceutical Co., Ltd.
  (Health Care-Drugs-Generic &
  Other)                                  3,000         66,120
--------------------------------------------------------------
Chugai Pharmaceutical Co., Ltd.
  (Health Care-Drugs-Generic &
  Other)                                  4,000         77,048
--------------------------------------------------------------
Daiichi Pharmaceutical Co., Ltd.
  (Health Care-Drugs-Generic &
  Other)                                  3,000         51,618
--------------------------------------------------------------
Eisai Co., Ltd. (Health
  Care-Drugs-Generic & Other)             5,000        145,854
--------------------------------------------------------------
Kissei Pharmaceutical Co., Ltd.
  (Health Care-Drugs-Generic &
  Other)                                  2,000         32,801
--------------------------------------------------------------
Kyowa Hakko Kogyo (Health
  Care-Drugs-Generic & Other)             5,000         47,923
--------------------------------------------------------------
Rohto Pharmaceutical Co., Ltd.
  (Health Care-Drugs-Generic &
  Other)                                  8,000         55,045
--------------------------------------------------------------
Shionogi & Co., Ltd. (Health
  Care-Drugs-Generic & Other)             3,000         46,395
--------------------------------------------------------------
Taisho Pharmaceutical Co., Ltd.
  (Health Care-Drugs-Generic &
  Other)                                  2,000         67,046
--------------------------------------------------------------
Takeda Chemical Industries, Ltd.
  (Health Care-Drugs-Generic &
  Other)                                  1,000         65,843
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
JAPAN-(CONTINUED)

Yamanouchi Pharmaceutical Co., Ltd.
  (Health Care-Drugs-Generic &
  Other)                                  2,000   $    105,755
--------------------------------------------------------------
                                                       761,448
--------------------------------------------------------------

NETHERLANDS-0.81%

Akzo Nobel N.V.
  (Chemicals-Diversified)                10,000        409,683
--------------------------------------------------------------
Akzo Nobel N.V.-ADR
  (Chemicals-Diversified)                80,000      3,321,250
--------------------------------------------------------------
                                                     3,730,933
--------------------------------------------------------------

SWITZERLAND-0.05%

Roche Holding A.G. (Health
  Care-Drugs-Generic & Other)                20        209,115
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $10,382,417)                                  14,529,256
--------------------------------------------------------------


MONEY MARKET FUNDS-1.86%

STIC Liquid Assets Portfolio(c)      $4,280,930      4,280,930
--------------------------------------------------------------
STIC Prime Portfolio(c)               4,280,930      4,280,930
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $8,561,860)                                    8,561,860
--------------------------------------------------------------

TOTAL INVESTMENTS-96.74% (Cost
  $369,217,862)                                    445,426,082
--------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES-3.26%                 15,028,655
--------------------------------------------------------------

NET ASSETS-100.00%                                $460,454,737
==============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 04/30/00 represented 1.11% of the Fund's net assets.
(c) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000
(Unaudited)

ASSETS:

Investments, at market value (cost
  $369,217,862)                                $  445,426,082
-------------------------------------------------------------
Receivables for:
  Investments sold                                 22,295,261
-------------------------------------------------------------
  Collateral for securities loaned                  7,732,071
-------------------------------------------------------------
  Fund shares sold                                    316,879
-------------------------------------------------------------
  Dividends and interest                              272,623
-------------------------------------------------------------
Other assets                                           26,439
-------------------------------------------------------------
    Total assets                                  476,069,355
-------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                             6,078,110
-------------------------------------------------------------
  Return of collateral for securities loaned        7,732,071
-------------------------------------------------------------
  Fund shares reacquired                              867,489
-------------------------------------------------------------
Accrued advisory fees                                 361,824
-------------------------------------------------------------
Accrued administrative services fees                    9,041
-------------------------------------------------------------
Accrued distribution fees                             284,919
-------------------------------------------------------------
Accrued transfer agent fees                            87,756
-------------------------------------------------------------
Accrued trustees' fees                                  1,264
-------------------------------------------------------------
Accrued operating expenses                            192,144
-------------------------------------------------------------
    Total liabilities                              15,614,618
-------------------------------------------------------------

Net assets applicable to shares
  outstanding                                  $  460,454,737
=============================================================

NET ASSETS:

Class A                                        $  354,574,398
=============================================================
Class B                                        $  101,498,833
=============================================================
Class C                                        $    4,381,506
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                            15,062,006
=============================================================
Class B                                             4,541,015
=============================================================
Class C                                               195,977
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        23.54
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $23.54 divided by
      95.25%)                                  $        24.71
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        22.35
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        22.36
=============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 2000
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $16,279 foreign withholding
  tax)                                          $  1,675,282
------------------------------------------------------------
Interest                                                 568
------------------------------------------------------------
Securities lending                                    12,369
------------------------------------------------------------
    Total investment income                        1,688,219
------------------------------------------------------------

EXPENSES:

Advisory and administrative fees                   2,299,138
------------------------------------------------------------
Accounting services fees                              53,994
------------------------------------------------------------
Custodian fees                                        42,406
------------------------------------------------------------
Distribution fees -- Class A                         909,514
------------------------------------------------------------
Distribution fees -- Class B                         517,544
------------------------------------------------------------
Distribution fees -- Class C                          13,151
------------------------------------------------------------
Trustees' fees                                         9,790
------------------------------------------------------------
Transfer agent fees                                  471,773
------------------------------------------------------------
Other                                                127,594
------------------------------------------------------------
    Total expenses                                 4,444,904
------------------------------------------------------------
Net investment income (loss)                      (2,756,685)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           61,695,739
------------------------------------------------------------
  Foreign currencies                                (807,149)
------------------------------------------------------------
  Option contracts written                        (7,366,327)
------------------------------------------------------------
                                                  53,522,263
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (13,455,315)
------------------------------------------------------------
  Foreign currencies                                  (4,776)
------------------------------------------------------------
  Option contracts written                          (870,781)
------------------------------------------------------------
                                                 (14,330,872)
------------------------------------------------------------
Net gain from investment securities, foreign
  currencies, and option contracts                39,191,391
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $ 36,434,706
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended April 30, 2000 and the year ended October 31, 1999 (Unaudited)

                                                               APRIL 30,      OCTOBER 31,
                                                                  2000            1999
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $ (2,756,685)   $ (4,551,421)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                             53,522,263      44,733,785
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                  (14,330,872)     45,885,756
------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        36,434,706      86,068,120
------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:

  Class A                                                      (33,323,546)             --
------------------------------------------------------------------------------------------
  Class B                                                       (9,919,266)             --
------------------------------------------------------------------------------------------
  Class C                                                         (162,378)             --
------------------------------------------------------------------------------------------
  Advisor Class*                                                   (84,147)             --
------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                        1,898,500     (66,396,665)
------------------------------------------------------------------------------------------
  Class B                                                          516,138     (15,601,954)
------------------------------------------------------------------------------------------
  Class C                                                        3,135,733       1,345,583
------------------------------------------------------------------------------------------
  Advisor Class*                                                  (710,294)     (6,483,138)
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       (2,214,554)     (1,068,054)
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          462,669,291     463,737,345
------------------------------------------------------------------------------------------
  End of period                                               $460,454,737    $462,669,291
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $333,929,454    $329,089,377
------------------------------------------------------------------------------------------
  Undistributed net investment income                           (2,756,685)             --
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and option contracts         53,079,190      43,046,264
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                             76,202,778      90,533,650
------------------------------------------------------------------------------------------
                                                              $460,454,737    $462,669,291
==========================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2000
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Health Care Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000 the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
        Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
        A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
I. Foreign Securities -- There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
        In addition, the Fund's policy of concentrating its investments in companies in the health care industry subjects the Fund to greater risk than a fund that is more diversified.
J. Indexed Securities -- The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) to the maximum annual rate of 2.00%, 2.50% and 2.50% of the average daily net assets of the Fund's Class A, Class B and Class C shares, respectively.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2000, AIM was paid $53,994 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the six months ended April 30, 2000, AFS was paid $273,325 for such services.
    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2000, the Class A, Class B and Class C shares paid AIM Distributors $909,514, $517,544 and $13,151, respectively, as compensation under the Plans.
    AIM Distributors received commissions of $27,929 from sales of the Class A shares of the Fund during the six months ended April 30, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2000, AIM Distributors received $2,221 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 4-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans would be secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans would be invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly.
    At April 30, 2000, securities with an aggregate value of $7,580,463 were on loan to brokers. The loans were secured by cash collateral of $7,732,071 received by the Fund. For the six months ended April 30, 2000, the Fund received fees of $12,369 for securities lending.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2000 was $688,310,679 and $730,838,427, respectively.
    The amount of unrealized appreciation of investment securities, for tax purposes, as of April 30, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 99,039,354
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (22,831,134)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $ 76,208,220
=========================================================
Investments have the same cost for tax and financial
  statement purposes.

NOTE 6-CALL OPTION CONTRACTS

Transactions in call options written during the six months ended April 30, 2000 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                  ------------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------   ------------
Beginning of period                 19,050    $  7,216,094
--------------------------        --------    ------------
Written                             23,700      10,019,498
--------------------------        --------    ------------
Closed                             (34,050)    (13,110,405)
--------------------------        --------    ------------
Exercised                           (3,500)     (1,533,199)
--------------------------        --------    ------------
Expired                             (5,200)     (2,591,988)
--------------------------        --------    ------------
End of period                           --              --
==========================        ========    ============

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2000 and the year ended October 31, 1999 were as follows:

                                                                    APRIL 30, 2000               OCTOBER 31, 1999
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    -------------
Sold:
  Class A                                                      1,084,361    $ 25,847,513     6,319,231    $ 143,915,406
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                        590,898      13,286,592       691,366       16,088,681
-----------------------------------------------------------------------------------------------------------------------
  Class C*                                                       165,746       3,715,817        58,588        1,413,024
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                 12,143         310,037        18,009          438,450
-----------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                      1,402,486      30,938,841            --               --
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                        437,922       9,187,612            --               --
-----------------------------------------------------------------------------------------------------------------------
  Class C*                                                         6,991         146,741            --               --
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                  3,706          84,344            --               --
-----------------------------------------------------------------------------------------------------------------------
Conversion of Advisor Class shares to Class A shares***:
  Class A                                                         44,266       1,041,571            --               --
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                  (42,881)     (1,041,571)           --               --
-----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (2,374,176)    (55,929,425)   (9,158,822)    (210,312,070)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (970,910)    (21,958,066)   (1,386,892)     (31,690,636)
-----------------------------------------------------------------------------------------------------------------------
  Class C*                                                       (32,435)       (726,825)       (2,913)         (67,441)
-----------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                 (2,513)        (63,104)     (274,593)      (6,921,588)
-----------------------------------------------------------------------------------------------------------------------
                                                                 325,604    $  4,840,077    (3,736,026)   $ (87,136,174)
=======================================================================================================================

*    Class C shares commenced sales on March 1, 1999.

** Advisor Class share activity for the period November 1, 1999 through February 11, 2000.

*** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                      CLASS A
                                                   ------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                      YEAR ENDED OCTOBER 31,
                                                      APRIL 30,         ---------------------------------------------------------
                                                       2000(a)          1999(a)      1998(a)     1997(a)     1996(a)       1995
                                                   ----------------     --------     --------    --------    --------    --------
Net asset value, beginning of period                   $  24.00         $  20.15     $  27.98    $  23.60    $  21.84    $  19.60
-------------------------------------------------      --------         --------     --------    --------    --------    --------
Income from investment operations:
  Net investment income (loss)                            (0.13)           (0.19)       (0.21)      (0.25)      (0.17)      (0.15)
-------------------------------------------------      --------         --------     --------    --------    --------    --------
  Net realized and unrealized gain (loss) on
    investments                                            1.95             4.04        (0.91)       6.48        4.79        3.73
-------------------------------------------------      --------         --------     --------    --------    --------    --------
    Net increase (decrease) from investment
      operations                                           1.82             3.85        (1.12)       6.23        4.62        3.58
-------------------------------------------------      --------         --------     --------    --------    --------    --------
Distributions to shareholders:
  From net realized gain on investments                   (2.28)              --        (6.70)      (1.85)      (2.86)      (1.34)
-------------------------------------------------      --------         --------     --------    --------    --------    --------
  In excess of net realized gain on investments              --               --        (0.01)         --          --          --
-------------------------------------------------      --------         --------     --------    --------    --------    --------
    Total distributions                                   (2.28)              --        (6.71)      (1.85)      (2.86)      (1.34)
-------------------------------------------------      --------         --------     --------    --------    --------    --------
Net asset value, end of period                         $  23.54         $  24.00     $  20.15    $  27.98    $  23.60    $  21.84
=================================================      ========         ========     ========    ========    ========    ========
Total return(b)                                            8.23%           19.11%       (4.71)%     28.36%      23.14%      19.79%
=================================================      ========         ========     ========    ========    ========    ========
Ratios and supplemental data:
Net assets, end of period (000s omitted)               $354,574         $357,747     $357,534    $472,083    $467,861    $426,380
=================================================      ========         ========     ========    ========    ========    ========
Ratio of expenses to average net assets                    1.77%(c)         1.82%        1.84%       1.80%       1.84%       1.91%
=================================================      ========         ========     ========    ========    ========    ========
Ratio of net investment income (loss) to average
  net assets                                              (1.05)%(c)       (0.81)%      (0.98)%     (1.03)%     (0.75)%     (0.78)%
=================================================      ========         ========     ========    ========    ========    ========
Portfolio turnover rate                                     153%             123%         187%        149%        157%         99%
=================================================      ========         ========     ========    ========    ========    ========

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charge and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $365,804,746.

                                                                                       CLASS B
                                                    -----------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                      YEAR ENDED OCTOBER 31,
                                                       APRIL 30,         --------------------------------------------------------
                                                        2000(a)          1999(a)      1998(a)     1997(a)     1996(a)      1995
                                                    ----------------     --------     --------    --------    --------    -------
Net asset value, beginning of period                    $  22.96         $  19.37     $  27.27    $  23.15    $  21.56    $ 19.46
-------------------------------------------------       --------         --------     --------    --------    --------    -------
Income from investment operations:
  Net investment income (loss)                             (0.18)           (0.30)       (0.30)      (0.37)      (0.27)     (0.25)
-------------------------------------------------       --------         --------     --------    --------    --------    -------
  Net realized and unrealized gain (loss) on
    investments                                             1.85             3.89        (0.89)       6.34        4.72       3.69
-------------------------------------------------       --------         --------     --------    --------    --------    -------
    Net increase (decrease) from investment
      operations                                            1.67             3.59        (1.19)       5.97        4.45       3.44
-------------------------------------------------       --------         --------     --------    --------    --------    -------
Distributions to shareholders:
  From net realized gain on investments                    (2.28)              --        (6.70)      (1.85)      (2.86)     (1.34)
-------------------------------------------------       --------         --------     --------    --------    --------    -------
  In excess of net realized gain on investments               --               --        (0.01)         --          --         --
-------------------------------------------------       --------         --------     --------    --------    --------    -------
    Total distributions                                    (2.28)              --        (6.71)      (1.85)      (2.86)     (1.34)
-------------------------------------------------       --------         --------     --------    --------    --------    -------
Net asset value, end of period                          $  22.35         $  22.96     $  19.37    $  27.27    $  23.15    $ 21.56
=================================================       ========         ========     ========    ========    ========    =======
Total return(b)                                             7.93%           18.53%       (5.20)%     27.75%      22.59%     19.17%
=================================================       ========         ========     ========    ========    ========    =======
Ratios and supplemental data:
Net assets, end of period (000s omitted)                $101,499         $102,916     $100,311    $147,440    $107,622    $70,740
=================================================       ========         ========     ========    ========    ========    =======
Ratio of expenses to average net assets                     2.27%(c)         2.33%        2.34%       2.30%       2.34%      2.41%
=================================================       ========         ========     ========    ========    ========    =======
Ratio of net investment income (loss) to average
  net assets                                               (1.55)%(c)       (1.32)%      (1.48)%     (1.53)%     (1.25)%    (1.28)%
=================================================       ========         ========     ========    ========    ========    =======
Portfolio turnover rate                                      153%             123%         187%        149%        157%        99%
=================================================       ========         ========     ========    ========    ========    =======

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $104,077,441.

                                                                                            ADVISOR CLASS
                                           CLASS C                    ---------------------------------------------------------
                           ---------------------------------------    NOVEMBER 1,
                                                  MARCH 1, 1999           1999
                           SIX MONTHS ENDED        (DATE SALES             TO                  YEAR ENDED OCTOBER 31,
                              APRIL 30,           COMMENCED) TO       FEBRUARY 11,    -----------------------------------------
                               2000(a)         OCTOBER 31, 1999(a)      2000(a)       1999(a)     1998(a)    1997(a)    1996(a)
                           ----------------    -------------------    ------------    -------     -------    -------    -------
Net asset value,
  beginning of period           $22.96               $22.50              $24.68       $20.59      $28.34     $23.77     $21.88
-------------------------       ------               ------              ------       ------      ------     ------     ------
Income from investment
  operations:
  Net investment income
    (loss)                       (0.17)               (0.21)              (0.05)       (0.08)      (0.10)     (0.12)     (0.05)
-------------------------       ------               ------              ------       ------      ------     ------     ------
  Net realized and
    unrealized gain
    (loss) on investments         1.85                 0.67                1.94         4.17       (0.94)      6.54       4.80
-------------------------       ------               ------              ------       ------      ------     ------     ------
    Net increase
      (decrease) from
      investment
      operations                  1.68                 0.46                1.89         4.09       (1.04)      6.42       4.75
-------------------------       ------               ------              ------       ------      ------     ------     ------
Distributions to
  shareholders:
  From net realized gain
    on investments               (2.28)                  --               (2.28)          --       (6.70)     (1.85)     (2.86)
-------------------------       ------               ------              ------       ------      ------     ------     ------
  In excess of net
    realized gain on
    investments                     --                   --                  --           --       (0.01)        --         --
-------------------------       ------               ------              ------       ------      ------     ------     ------
    Total distributions          (2.28)                  --               (2.28)          --       (6.71)     (1.85)     (2.86)
-------------------------       ------               ------              ------       ------      ------     ------     ------
Net asset value, end of
  period                        $22.36               $22.96              $24.29       $24.68      $20.59     $28.34     $23.77
=========================       ======               ======              ======       ======      ======     ======     ======
Total return(b)                   7.98%                2.04%               8.29%       19.86%      (4.28)%    29.00%     23.82%
=========================       ======               ======              ======       ======      ======     ======     ======
Ratios and supplemental
  data:
Net assets, end of period
  (000s omitted)                $4,381               $1,278              $   --       $  729      $5,892     $6,819     $1,152
=========================       ======               ======              ======       ======      ======     ======     ======
Ratio of expenses to
  average net assets              2.27%(c)             2.33%(d)            1.37%(c)     1.34%       1.34%      1.30%      1.34%
=========================       ======               ======              ======       ======      ======     ======     ======
Ratio of net investment
  income (loss) to
  average net assets             (1.55)%(c)           (1.32)%(d)          (0.65)%(c)   (0.33)%     (0.48)%    (0.53)%    (0.25)%
=========================       ======               ======              ======       ======      ======     ======     ======
Portfolio turnover rate            153%                 123%                153%         123%        187%       149%       157%
=========================       ======               ======              ======       ======      ======     ======     ======

                            ADVISOR CLASS
                           ----------------

                             JUNE 1, 1995
                             (DATE SALES
                            COMMENCED) TO
                           OCTOBER 31, 1995
                           ----------------
Net asset value,
  beginning of period           $18.66
-------------------------       ------
Income from investment
  operations:
  Net investment income
    (loss)                       (0.02)
-------------------------       ------
  Net realized and
    unrealized gain
    (loss) on investments         3.24
-------------------------       ------
    Net increase
      (decrease) from
      investment
      operations                  3.22
-------------------------       ------
Distributions to
  shareholders:
  From net realized gain
    on investments                  --
-------------------------       ------
  In excess of net
    realized gain on
    investments                     --
-------------------------       ------
    Total distributions             --
-------------------------       ------
Net asset value, end of
  period                        $21.88
=========================       ======
Total return(b)                  17.10%
=========================       ======
Ratios and supplemental
  data:
Net assets, end of period
  (000s omitted)                $  539
=========================       ======
Ratio of expenses to
  average net assets              1.41%(d)
=========================       ======
Ratio of net investment
  income (loss) to
  average net assets             (0.28)%(d)
=========================       ======
Portfolio turnover rate             99%
=========================       ======

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $2,644,576 and $925,927 for Class C and Advisor Class, respectively.
(d) Annualized.

BOARD OF TRUSTEES                             OFFICERS                              OFFICE OF THE FUND
C. Derek Anderson                             Robert H. Graham                      11 Greenway Plaza
President, Plantagenet Capital                Chairman and President                Suite 100
Management, LLC (an investment                                                      Houston, TX 77046
partnership); Chief Executive Officer,        Dana R. Sutton
Plantagenet Holdings, Ltd.                    Vice President and Treasurer          INVESTMENT MANAGER
(an investment banking firm)
                                              Samuel D. Sirko                       A I M Advisors, Inc.
Frank S. Bayley                               Vice President and Secretary          11 Greenway Plaza
Partner, law firm of                                                                Suite 100
Baker & McKenzie                              Melville B. Cox                       Houston, TX 77046
                                              Vice President
Robert H. Graham                                                                    TRANSFER AGENT
President and Chief Executive Officer,        Gary T. Crum
A I M Management Group Inc.                   Vice President                        A I M Fund Services, Inc.
                                                                                    P.O. Box 4739
Ruth H. Quigley                               Carol F. Relihan                      Houston, TX 77210-4739
Private Investor                              Vice President
                                                                                    CUSTODIAN
                                              Mary J. Benson
                                              Assistant Vice President and          State Street Bank and Trust Company
                                              Assistant Treasurer                   225 Franklin Street
                                                                                    Boston, MA 02110
                                              Sheri Morris
                                              Assistant Vice President and          COUNSEL TO THE FUND
                                              Assistant Treasurer
                                                                                    Kirkpatrick & Lockhart LLP
                                              Nancy L. Martin                       1800 Massachusetts Avenue, N.W.
                                              Assistant Secretary                   Washington, D.C. 20036-1800

                                              Ofelia M. Mayo                        COUNSEL TO THE TRUSTEES
                                              Assistant Secretary
                                                                                    Paul, Hastings, Janofsky & Walker LLP
                                              Kathleen J. Pflueger                  Twenty Third Floor
                                              Assistant Secretary                   555 South Flower Street
                                                                                    Los Angeles, CA 90071

                                                                                    DISTRIBUTOR

                                                                                    A I M Distributors, Inc.
                                                                                    11 Greenway Plaza
                                                                                    Suite 100
                                                                                    Houston, TX 77046

                     -------------------------------------

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

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                             MONEY MARKET FUNDS                      A I M Management Group Inc. has provided
AIM Aggressive Growth Fund               AIM Money Market Fund                   leadership in the mutual fund industry
AIM Blue Chip Fund                       AIM Tax-Exempt Cash Fund                since 1976 and managed approximately $176
AIM Capital Development Fund                                                     billion in assets for more than 7.4 million
AIM Constellation Fund(1)                INTERNATIONAL GROWTH FUNDS              shareholders, including individual investors,
AIM Dent Demographic Trends Fund         AIM Advisor International Value Fund    corporate clients and financial institutions,
AIM Emerging Growth Fund                 AIM Asian Growth Fund                   as of March 31, 2000.
AIM Large Cap Growth Fund                AIM Developing Markets Fund                 The AIM Family of Funds--Registered Trademark--
AIM Large Cap Opportunities Fund         AIM Euroland Growth Fund(5)             is distributed nationwide, and AIM today is the
AIM Mid Cap Equity Fund                  AIM European Development Fund           eighth-largest mutual fund complex in the United
AIM Mid Cap Growth Fund                  AIM International Equity Fund           States in assets under management, according to
AIM Mid Cap Opportunities Fund(2)        AIM Japan Growth Fund                   Strategic Insight, an independent mutual fund
AIM Select Growth Fund                   AIM Latin American Growth Fund          monitor.
AIM Small Cap Growth Fund(3)
AIM Small Cap Opportunities Fund(4)      GLOBAL GROWTH FUNDS
AIM Value Fund                           AIM Global Aggressive Growth Fund
AIM Weingarten Fund                      AIM Global Growth Fund
                                         AIM Global Trends Fund(6)
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                    GLOBAL GROWTH & INCOME FUNDS
AIM Advisor Real Estate Fund             AIM Global Utilities Fund
AIM Balanced Fund
AIM Basic Value Fund                     GLOBAL INCOME FUNDS
AIM Charter Fund                         AIM Global Income Fund
                                         AIM Strategic Income Fund
INCOME FUNDS
AIM Floating Rate Fund                   THEME FUNDS
AIM High Yield Fund                      AIM Global Consumer Products and Services Fund
AIM High Yield Fund II                   AIM Global Financial Services Fund
AIM Income Fund                          AIM Global Health Care Fund
AIM Intermediate Government Fund         AIM Global Infrastructure Fund
AIM Limited Maturity Treasury Fund       AIM Global Resources Fund
                                         AIM Global Telecommunications and Technology Fund
TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Mid Cap Opportunities Fund closed to new investors on March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (4) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (5) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after July 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

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